REVENUES (Tables)	12 Months Ended
Dec. 31, 2023
Revenue
SCHEDULE OF GROSS OIL AND GAS REVENUE DISAGGREGATED BY REVENUE

The following table presents the Company’s gross oil and gas revenue disaggregated by revenue source:

	December 31,
	2023	2022

Oil revenue	$59,749	$42,795
Natural gas revenue	1,742	2,759
NGL revenue	2,899	2,822
Total oil and natural gas revenues	64,390	48,376
Less: Royalties	(13,793)	(10,816)
Oil and natural gas revenues, net of royalties	$50,597	$37,560